UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2009

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Bermuda (State or Other Jurisdiction of Incorporation or Organization)	001-04795 (Commission File Number)	Not applicable (I.R.S. Employer Identification No.)

The Boyle Building, 2nd Floor

31 Queen Street

Hamilton, Bermuda HM 11

(Address of principal executive offices, including zip code)

(441) 296-8560

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the Securities Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the Securities Act (17 CFR 240.13e-2(c))

Item 5.02           Departure of Directors of Certain Officers; Election of Directors; appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2009, William C. Tepe, Chief Financial Officer of American Safety Insurance Holdings, Ltd. (the “Company”) and its various subsidiaries, resigned his position effective immediately.

Effective March 31, 2009, Laura Ervin assumed the role of Interim Chief Financial Officer of the Company. Ms. Ervin currently serves as the Controller and Chief Accounting Officer, positions she has held since joining the Company in December, 2007.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits. The following exhibit is being furnished herewith:

Exhibit No.	Description
99.1	Press Release of American Safety Insurance Holdings, Ltd. issued March 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
Registrant
Date: March 31, 2009	By:	___/s/ Stephen R. Crim______
Stephen R. Crim
President/CEO